SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 26, 2003


                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


      Colorado                          0-31737                   75-2740870
      --------                          -------                   ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


                                 111 Richman St.
                           Black Hawk, Colorado 80422
                           --------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 303-582-3600


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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ITEM 5.             OTHER EVENTS

     On February 26, 2003, Windsor Woodmont Black Hawk Resort Corp. (the "Corporation") released to the holders of its common stock a letter (the "Shareholder Letter") regarding the status of its Chapter 11 Bankruptcy proceedings. A copy of the Shareholder Letter is attached hereto as Exhibit 99.1 to this Report on Form 8-K.

ITEM 7.             EXHIBITS

Designation         Description
-----------         -----------

99.1 Letter to Shareholders dated February 26, 2003, of Windsor Woodmont Black Hawk Resort Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 28, 2003                 WINSOR WOODMONT BLACK HAWK RESORT CORP.



                                        By: /s/ Michael L. Armstrong
                                        ----------------------------
                                        Michael L. Armstrong, Executive Vice
                                        President, Chief Financial Officer,
                                        Treasurer and Secretary